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                                                                    Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We consent to the use in this Registration Statement on Form SB-2 of our report dated March 4, 2004, relating to the annual consolidated financial statements of Stellar Technologies, Inc. and subsidiaries, and to the reference to our Firm under the caption "Experts" in the Prospectus.

L J Soldinger Associates, LLC

Deer Park, Illinois
June 8, 2004